Future Minimum Time Charter Revenue (Tables)	12 Months Ended
Dec. 31, 2018
Future Minimum Time Charter Revenue
Future Minimum Time Charter Revenue
The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable time charter contracts (including fixture recaps) as of December 31, 2018, is as follows:

December 31,
2019	$89,240
2020	31,151
2021	31,293
2022	19,405
2023	17,805
Thereafter	69,517
Total	$258,411